SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 23, 1998

                              AMERICA ONLINE, INC.

               (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-19836                54-1322110
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
   of Incorporation)                                         Identification No.)


22000 AOL Way, Dulles, Virginia                                   20166
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (703) 265-1000

Item 5.     Other Events.

Acquisition of Netscape Communications Corporation

         On November 24, 1998, America Online, Inc. ("AOL") and Netscape Communications Corporation ("Netscape") announced that they had entered into an Agreement and Plan of Merger, dated as of November 23, 1998 ("Agreement"), which sets forth the terms and conditions of the proposed merger of a subsidiary of AOL with and into Netscape (the "Merger") pursuant to which Netscape will become a wholly owned subsidiary of AOL. A copy of the Agreement is included herein as
Exhibit 2.1 and a copy of the joint press release of AOL and Netscape with respect to the Merger is included as Exhibit 99.1. Such documents are incorporated by reference into this Item 5 and the foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

Development and Marketing Agreements with Sun Microsystems, Inc.

         On November 24, 1998, AOL also announced that it had entered into strategic development and marketing agreements with Sun Microsystems, Inc. to develop e-commerce and next generation Internet devices. AOL issued a press release November 24, 1998 announcing the agreements with Sun Microsystems, Inc., a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits:

2.1 Agreement and Plan of Merger dated as of November 23, 1998 by and among America Online, Inc., Apollo Acquisition Corp. and Netscape Communications Corporation

99.1 Press Release Dated November 24, 1998 Announcing America Online, Inc. to Acquire Netscape Communications Corporation.

99.2 Press Release Dated November 24, 1998 Announcing America Online, Inc. and Sun Microsystems, Inc. Form Strategic Alliance.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      AMERICA ONLINE, INC.



Date: November 24, 1998         By:  /S/ J. MICHAEL KELLY
                                         J. Michael Kelly
                                         Senior Vice President, Chief Financial
                                         Officer and Assistant Secretary

                                  EXHIBIT INDEX

Exhibit
Number
                                   Description

2.1 Agreement and Plan of Merger dated as of November 23, 1998 by and among America Online, Inc., Apollo Acquisition Corp. and Netscape Communications Corporation.

99.1 Press Release Dated November 24, 1998 Announcing America Online, Inc. To Acquire Netscape Communications Corporation.

99.2 Press Release Dated November 24, 1998 Announcing America Online, Inc. and Sun Microsystems, Inc. Form Strategic Alliance.